UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



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         Date of Report (Date of earliest event reported): December 2, 2008


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                              Coffee Exchange, Inc.

             (Exact name of registrant as specified in its charter)


             Nevada                     0-32067                  59-3646899
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                     609 Kiowa
                McKinney, Texas                                  75071
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (817) 335-9664


                                 Not applicable

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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


Item 1.02 Termination of Material Definitive Agreement

On November 27, 2008, Coffee Exchange, Inc. (the "Company") provided notice to Coffee Exchange of The America's Corporation ("CEOTA") that it was canceling the Asset Purchase Agreement dated July 24, 2008 due to the Company's inability to secure assignments of leases for the coffee shops operated by CEOTA.

The Company elected, as settlement of the cancellation, to allow CEOTA and its shareholders to retain the 11,500,000 shares of the Company's common stock previously issued in anticipation of the asset purchase agreement being completed.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Coffee Exchange, Inc.


Date: December 2, 2008                            By: /s/ Carl Olivieri
                                                   -----------------------------
                                                   Carl Olivieri
                                                   President and CEO





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